                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 17, 1999



                                  U.S. BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        1-6880                    41-0255900
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)



     601 Second Avenue South, Minneapolis, Minnesota              55402-4302
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code (612) 973-1111




                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                Page 1 of 5 Pages

                             Exhibit Index on Page 5

Item 5.  Other Events.

         U.S. Bancorp (the "Company") has entered into Distribution Agreements with each of Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc., Barclays Capital Inc., Chase Securities Inc., Dain Rauscher Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. for the public offering of up to $1,800,000,000 aggregate principal amount of its Medium-Term Notes, Series L (Senior) (the "Series L Notes") to be issued pursuant to the Indenture dated as of October 1, 1991 (the "Senior Note Indenture") between the Company and Citibank, N.A., as Senior Note Trustee, and the Officers' Certificate and Company Order dated December 17, 1999, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture and/or, its Medium-Term Notes, Series M (the "Series M Notes" and, together with the Series L Notes, the "Notes") to be issued pursuant to the Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Subordinated Note Indenture") between the Company and Citibank, N.A., as Subordinated Note Trustee, and the Officers' Certificate and Company Order dated December 17, 1999, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-83643.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  1.1 Form of Distribution Agreement between the Company and each of Morgan Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc., Barclays Capital Inc., Chase Securities Inc., Dain Rauscher Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Agents.

                  4.1 Officers' Certificate and Company Order dated December 17, 1999, pursuant to Sections 201, 301 and 303 of the Senior Note Indenture (excluding exhibits thereto).

                  4.2 Officers' Certificate and Company Order dated December 17, 1999, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).


                                Page 2 of 5 Pages

                  4.3      Specimens of Notes:

                           (a) Series L Fixed Rate Note;
                           (b) Series L Floating Rate Note;
                           (c) Series L Original Issue Discount Zero Coupon
                               Note;
                           (d) Series L Original Issue Discount Fixed Rate
                               Note;
                           (e) Series M Fixed Rate Note;
                           (f) Series M Floating Rate Note;
                           (g) Series M Original Issue Discount Zero Coupon
                               Note;
                           (h) Series M Original Issue Discount Fixed Rate Note.




                                Page 3 of 5 Pages

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 1999

                                             U.S. BANCORP


                                         By: /s/ Terrance R. Dolan
                                            -----------------------------------
                                            Senior Vice President and Controller



                                Page 4 of 5 Pages

                                INDEX TO EXHIBITS

(c)      Exhibits                                                                                       Page No.
         --------                                                                                       --------
         1.1      Form of Distribution Agreement between the Company and each of Morgan
                  Stanley & Co. Incorporated, U.S. Bancorp Piper Jaffray Inc., Barclays Capital
                  Inc., Chase Securities Inc., Dain Rauscher Incorporated, Donaldson, Lufkin &
                  Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities
                  Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated
                  and Salomon Smith Barney Inc., as Agents.

         4.1      Officers' Certificate and Company Order dated December 17,
                  1999, pursuant to Sections 201, 301 and 303 of the Senior Note
                  Indenture (excluding exhibits thereto).

         4.2      Officers' Certificate and Company Order dated December 17,
                  1999, pursuant to Sections 201, 301 and 303 of the Subordinated Note Indenture (excluding exhibits thereto).

         4.3      Specimens of Notes:

                  (a)      Series L Fixed Rate Note..................................................
                  (b)      Series L Floating Rate Note...............................................
                  (c)      Series L Original Issue Discount Zero Coupon Note.........................
                  (d)      Series L Original Issue Discount Fixed Rate Note..........................
                  (e)      Series M Fixed Rate Note..................................................
                  (f)      Series M Floating Rate Note...............................................
                  (g)      Series M Original Issue Discount Zero Coupon Note.........................
                  (h)      Series M Original Issue Discount Fixed Rate Note..........................